Property And Equipment (Notes)	6 Months Ended
Jun. 30, 2013
Property, Plant and Equipment [Abstract]
Property And Equipment [Text Block]
PROPERTY AND EQUIPMENT

Dollars in thousands	June 30, 2013	December 31, 2012
Kiosks and components	$1,063,240	$1,041,755
Computers, servers, and software	216,131	195,756
Office furniture and equipment	6,908	6,538
Vehicles	6,680	7,278
Leasehold improvements	22,283	19,743
Property and equipment, at cost	1,315,242	1,271,070
Accumulated depreciation and amortization	(766,613)	(684,946)
Property and equipment, net	$548,629	$586,124

During the first quarter of 2013, we began exploring strategic alternatives for our New Ventures refurbished electronics concept, Orango™, and determined that certain assets related to this concept would be sold or otherwise disposed of before the end of their previously established useful lives. Our estimated fair value of these assets, less the cost to sell them, exceeded their carrying value by $3.2 million. We determined our estimate of fair value by applying a cash flow approach. As a result, during the first quarter of 2013, we recognized charges of $2.7 million in depreciation and other and $0.5 million in direct operating in our Consolidated Statements of Comprehensive Income. We did not separately present the assets or liabilities of the concept as held for sale in our Consolidated Balance Sheets because the amounts are immaterial.
During the second quarter of 2013, we entered into an arrangement to sell certain kiosks previously acquired from NCR (the “NCR Kiosks”) through the sale of a previously consolidated entity which held certain of the NCR kiosks with a net book value of $12.4 million. Total proceeds from the sale of the entity were $11.8 million and are recorded within proceeds from sale of property and equipment within our Consolidated Statements of Cash Flows. As a result of this sale and certain reorganizations we recorded a one-time tax benefit as described in Note 17: Income Taxes.